united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 6/30/2020

Item 1. Reports to Stockholders.

TOPS® Managed Risk Flex ETF Portfolio

A series of the Northern Lights Variable Trust

Semi-Annual Report

June 30, 2020

Distributed by Northern Lights Distributors, LLC

Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract will no longer be sent by mail unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

A Message from the TOPS® Portfolio Management Team

Mid-Year 2020 Market Commentary

“Reviewing 1H 2020: It was the Best of Times; it was the Worst of Times”

The opening line of Charles Dickens’ novel A Tale of Two Cities captures what investors experienced in the first half of 2020. Actually, we can expand the quotation to: it was the best of times; it was the worst of times…and then it was once again the best of times. At the stock market highs in February, the S&P 500 had surged a spectacular 47.38% from the lows of December 2018. The worst of times followed, as the economy fell into an abrupt recession and the S&P plunged 33.79%. Although economic data indicates we are still experiencing hard times, the stock market seems to be discounting a return to the best of times, as the S&P rallied +39.31% to its second quarter (Q2) close.

These head-spinning moves worked out well for the TOPS portfolios in Q2, as returns were all positive. The extreme volatility was unfavorable for the full first half (1H) and the TOPS portfolios had negative returns, in line with negative returns for stocks globally. The more aggressive TOPS portfolios (higher equity allocations) experienced the larger Q2 gains, but the greater 1H declines.

The value of asset class diversification shows clearly in the trailing twelve month returns, as the most conservative TOPS portfolios eked out gains despite the bear market in equities. Portfolios with heavier equity allocations were slightly negative for that time frame, but we continue to note that most TOPS portfolio returns for the trailing three-year, five-year, and since inception timeframes remained in positive territory.

After discussing Q2 and 1H 2020 financial market results and TOPS portfolios, we will present our perspective on three topics front of mind for everyone which may impact TOPS portfolio strategies over the remainder of 2020:

●	The COVID-19 Coronavirus Pandemic

●	The US Economic Recession

●	Volatility of Financial Markets

Second Quarter and First Half Market Review

After suffering through one of the worst quarters in history due to the impact of the pandemic, every major equity index we follow recorded a double-digit percentage gain for Q2. The reversal was driven primarily by a massive government fiscal and monetary response, along with hopeful news about vaccines, treatments, and the general direction of the virus. These factors allowed investors to look past the steep recession underway and envision an economic recovery as global economies reopen. Nonetheless, 1H returns were negative for the most part.

US large cap stocks continued to outperform in Q2, as the S&P 500 Growth Index +26.23% was the leading sector, followed by the S&P Midcap 400 +24.07%, S&P Small Cap 600 +21.94% and the S&P 500 at +20.54%. S&P 500 Value remained the domestic laggard at +13.15%. International stocks were also very strong in Q2, with FTSE Developed ex-US All Cap +16.40% and FTSE Emerging Markets All Cap even better at +19.11%. The Morningstar Global Upstream Natural Resources Index +21.76% and the MSCI US Investable Market Real Estate 25/50 Index +13.21% also recorded solid gains, as the S&P Global ex US Property Index +9.10% was the only sector in the TOPS equity allocations that did not hit double digits for Q2.

Q2 returns were strong, but not strong enough to offset the steep Q1 losses. Most of the TOPS equity asset classes had 10%+ declines for the year to date. The bright spot was once again S&P Growth as the FAANGM stocks (Facebook, Apple, Amazon, Netflix, Google, and Microsoft) powered it to a first half gain of +7.93%. In fact, the strong rally pushed S&P Growth to a new record high in early July.

Our largest equity holding is large cap domestic stocks, so the TOPS portfolios benefit from the leadership of this area. The S&P 500 was only modestly negative at -3.08% year to date. FTSE Emerging Markets All Cap -9.67% and F FTSE Developed ex-US All Cap -11.33% outgained the other domestic indexes, as S&P Midcap 400 -12.78%, S&P Small Cap 600 -17.85% and S&P 500 Value -15.52% remained well below their all-time highs.

As is often the case during times of sharp stock market gains, fixed income returns lagged the stock markets in Q2. However, every fixed income sector represented in the TOPS portfolios recorded a positive return, as the US 10-year Treasury (10UST) finished the quarter at 0.66% yield, down from 0.70% three months earlier and 1.92% at year end 2019. The Barclay’s US Aggregate Bond index returned +2.90% in Q2 and +6.14% for 1H 2020. US Investment Grade Corporates, as measured by the iBoxx USD Liquid Investment Grade Index, had a very strong Q2 return of +9.67% and a solid +6.12% for 1H. High yield bonds, as measured by the iBoxx USD Liquid High Yield Index, also did well with Q2 returns at +7.75%, although year to date, High Yield was down by mid-single digits.

The Bloomberg Barclays US Treasury 3-10 Year index was the best 1H performer of the TOPS portfolio indexes at +7.85%. Shorter treasuries, measured by the Bloomberg Barclays US Treasury 1-3 Year Index, and mortgage-backs, measured by the Bloomberg Barclays US MBS Float Adjusted Index, also had positive returns for both Q2 and 1H. The JP Morgan Government Bond Emerging Markets Global Core returned a strong +9.58% in Q2 but remained -6.76% year to date. Currency hedged international bonds, as measured by the Bloomberg Barclays GLA xUSD Float Adjusted RIC Capped Index, returned +2.31% and was +2.53% year to date.

The COVID-19 Coronavirus Pandemic

The trend of COVID-19 shutdowns, which began in March, has reversed course for most of the world. May 2020 will be documented as the month when most Americans could once again get a haircut and eat in a restaurant. From a health perspective, opinions vary significantly around re-openings with strong feelings on both sides. From a financial market perspective, opinions about the shape of the recovery from the pandemic Recession also vary significantly.

Since little is known about this coronavirus, we cannot be certain of how to successfully re-open the economy. Many people are wearing facemasks and practicing social distancing, but many others are not. The short-term increase in new cases since mid-June is not an encouraging sign. The result may be renewed shutdowns, whether by government order or individual choices to self-isolate. A reversal of the re-openings would certainly have a negative impact on employment and probably on investor bullishness. The hoped-for offset would be good news on vaccines and treatments.

The US Economic Recession

The National Bureau of Economic Research (NBER) is the official arbiter of economic cycles and it has already declared the US entered a recession in February, marking the end of the longest expansion in our country’s history. The commonly held definition of a recession is two consecutive quarters of negative GDP and it seems very likely we will experience one from that perspective as well. GDP for Q1 was -5.0% and expectations for the recently finished Q2 are for an annualized rate of -35% or worse.

If the trend of new infections flattens and a renewed economic shutdown is averted, an economic recovery could begin in Q3. Unfortunately, the outcome of the current increase in COVID-19 cases is unforecastable. Likewise, the impact of huge job losses and an unemployment rate that may stall out around 10% is unknown. What we do know is that we will continue to monitor and analyze the data.

Volatility of Financial Markets

We have written about the quarterly volatility of financial markets, but day to day has been just as extreme. A well-known measure of volatility the VIX index - hit a new record of 83 earlier this year and remains at an elevated reading around 30. Through June, about one-third of the trading days saw returns of plus or minus 2% for the S&P 500. One stock market adage is that the markets do not like uncertainty, so periods of heightened uncertainty are often very volatile.

The causes of uncertainty are many: When will vaccines or effective treatments be discovered and distributed widely? Will employment continue to bounce back when the recession ends? Will the US economy stage a V-shaped recovery or just return to its sluggish growth path? Wall Street analysts slashed the consensus 2020 S&P 500 earnings estimate from $170 to $125 will they cut it further? Will companies be able to maintain dividend rates? On the non-pandemic side of things, what will the impact of partisan electioneering be as the elections draw near? Will social unrest spread and hamstring the recovery?

Obviously, we could make a very long list of the uncertainties that the stock market seems to be ignoring currently. While we likely cannot predict when or how these uncertainties will be resolved, and to what degree the impact of each will be, we can rely upon the capabilities and experience of both the TOPS portfolio team and the experts we consult with. TOPS portfolios are structured to participate if the financial markets continue to rise and are diversified to help reduce risk should the uncertainties lead to renewed stock market volatility.

Summary of the Milliman Managed Risk Strategy (MMRS)

U.S. equity markets exhibited strength out of the gate in January largely due to dovish policy guidance from the Fed and the first phase of a trade deal with China. As the month wore on, however, uncertainty surrounding both the U.S. Senate impeachment trial and the coronavirus gave investors pause, resulting in the S&P 500 Index giving up the gains it made in the first half of the month. Amid this uncertainty, equity market volatility experienced a meaningful increase, albeit from an exceptionally low level. A corresponding flight to quality pushed bond prices higher, helping to mitigate portfolio volatility by offsetting the decline in stocks. Ultimately, the increase in equity volatility wasn’t enough to trigger a deallocation in any of the TOPS Managed Risk Portfolios. All three portfolios finished the month at their maximum respective equity allocations.

After falling approximately 3% during the second half of January, the S&P 500 Index got off to a strong start in February. By Wednesday, February 19, it had climbed 5% to a new all-time high. Three days later, on February 22, socialist presidential candidate Bernie Sanders won the Nevada caucuses by a wide margin and appeared to be gaining momentum as the Democratic Party front-runner. That same weekend, both Italy and Iran reported sharp increases in the number of new cases of coronavirus. When markets opened again on Monday, February 24, the S&P 500 Index finished the day 3.4% lower, its largest single day decline since February 2018. It continued to fall every day for the rest of the month, notching its largest weekly decline since October 2008. Volatility spiked over the same period; the VIX Index climbed from 14.4 on February 19, to 40 on February 28. In response to the increase in volatility, the TOPS Managed Risk Flex ETF Portfolio reduced the equity allocations by 11 percentage points from their levels at the beginning of February.

On February 20, the day after reaching its all-time high, the S&P 500 Index embarked on the fastest and steepest drawdown in its 92-year track record, falling 34% in a mere 24 trading days. Over its entire history, the SPX has experienced six other drawdowns that exceeded 30%. By way of comparison, none was deeper than 7% by the 24th trading day; five of the six, however, ultimately finished more than 45% lower. The index’s volatility peaked in mid-March when, over the course of seven consecutive trading days (March 9 17), it experienced an average daily change of 7.7%, a level exceeded only in 1929 at the onset of the Great Depression. Not surprisingly, the VIX touched a new all-time high closing level of 82.7 on March 16, 2020.

As market volatility increased in March, TOPS Managed Risk Portfolios continued with the deallocations begun in February. The Flex Portfolio began the month having already reduced equity allocations. By mid-March, they were further deallocated by a respective 40, 43, and 42 percentage points. As of the end of the month, with the VIX still above 50, the equity allocations were 6% for the Flex Portfolio.

Since touching a new all-time high of 82.7 on March 16, the CBOE Volatility Index (VIX) moved gradually lower, finishing April at 34.2. To put that into context, the VIX’s average in 2019 was 15.4; year-to-date through April the average was 33.8. From a broader historical perspective, the average intraday trading range of the S&P 500 Index in 2020 has been an astounding 2.4%, more than double the 1.0% average for the previous 10 calendar years. Notwithstanding the sharp move lower from its peak, volatility is still exceptionally high relative to historical averages and may well be expected to remain so as the market continues to absorb and price in the far-reaching implications of the coronavirus pandemic. As volatility edged lower in April, TOPS Managed Risk Portfolios began to gradually increase their equity allocations from historically low levels, with the Flex portfolio finished the month at 29%.

Equity market volatility ended May lower than it began, but the path lower was not without some bumps along the way, and its finishing level was still above average. The CBOE Volatility Index (VIX) went from 37.2 at the start of the month to 27.5 by month-end. By way of context, its average for this May was 30.9, double its average of 15.4 for all of 2019. Consistent with declining market volatility, TOPS Managed Risk Portfolios all increased their equity exposure as the month wore on. Equity exposure went from 29% to 40% for the Flex Portfolio.

After climbing in early June, the MSCI All Country World Index experienced a rapid 5.29% decline and experienced heightened volatility, as a sharp increase in coronavirus cases refocused investors’ concerns about the ongoing economic reopening process. After touching a three-month low of 24.5 on June 5, 2020, the VIX shot up above 40 by June 11, 2020, and remained above 30 for the rest of the month. In response to this higher volatility, TOPS Managed Risk Flex reduced equity exposure 5 percentage points from their levels at the end of May.

The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

The S&P MidCap 400® measures the mid-cap segment of the U.S.equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The S&P SmallCap 600® measures the small cap segment of the U.S. equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The Barclays Capital Aggregate Bond Index is weighted according to market capitalization, which means the securities represented in the index are weighted according to the market size of the bond category. Treasury securities, mortgage-backed securities (MBS) foreign bonds, government agency bonds and corporate bonds are some of the categories included in the index. The bonds represented are medium term with an average maturity of about 4.57 years. In all, the index represents about 8,200 fixed-income securities with a total value of approximately $15 trillion (about 43% of the total U.S. bond market).

The Barclays Capital High Yield Very Liquid Index includes publicly issued U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least one year, regardless of optionality, are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody’s, S&P, and Fitch, respectively (before July 1, 2005, the lower of Moody’s and S&P was used), and have $600 million or more of outstanding face value.

You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past Performance is no guarantee of future results. Past performance does not guarantee future results, and current performance may be lower or higher than the data quoted.

3897-NLD-8/5/2020

TOPS® Managed Risk Flex ETF Portfolio
Portfolio Review (Unaudited)
June 30, 2020

Average Annual Total Return through June 30, 2020, as compared to its benchmark:

			Five
	Six	One	Year	Performance Since
	Months	Year	(Annualized)	Inception (8/27/13)
TOPS Managed Risk Flex ETF Portfolio	(4.92)%	(0.03)%	2.31%	3.11%
S&P 500 Total Return Index**	(3.08)%	7.51%	10.73%	12.12%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Per the fee table in the most recent prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses is 0.97%. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	The S&P 500 Total Return Index is an unmanaged market capitlization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Holdings by Asset Class as of June 30, 2020	% of Net Assets
Equity Funds	50.3%
Debt Funds	38.5%
Other Assets and Liabilities - net/Short-Term Investments	11.2%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed listing of the Portfolio’s holdings.

TOPS® Managed Risk Flex ETF Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2020

Shares		Value
	EXCHANGE TRADED FUNDS - 88.8%
	DEBT FUNDS - 38.5%
67,130	iShares iBoxx $ Investment Grade Corporate Bond ETF	$9,028,985
129,225	SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	3,938,778
244,080	SPDR Portfolio Short Term Corporate Bond ETF	7,649,467
124,377	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	3,823,349
34,277	Vanguard Intermediate-Term Treasury ETF	2,418,928
49,487	Vanguard Mortgage-Backed Securities ETF	2,690,608
253,604	Vanguard Short-Term Inflation-Protected Securities ETF	12,723,313
100,784	Vanguard Short-Term Treasury ETF	6,268,765
22,918	Vanguard Total International Bond ETF	1,323,056
112,188	Xtrackers USD High Yield Corporate Bond ETF	5,244,789
		55,110,038
	EQUITY FUNDS - 50.3%
147,083	FlexShares Global Upstream Natural Resources Index Fund	4,065,374
249,481	SPDR Portfolio S&P 400 Mid Cap ETF	7,796,281
60,022	SPDR Portfolio S&P 500 Growth ETF	2,696,188
263,372	SPDR Portfolio S&P 500 Value ETF	7,632,521
247,886	SPDR Portfolio S&P 600 Small Cap ETF	6,586,331
299,725	Vanguard FTSE Developed Markets ETF	11,626,333
194,279	Vanguard FTSE Emerging Markets ETF	7,695,391
84,689	Vanguard Global ex-U.S. Real Estate ETF	3,951,589
52,226	Vanguard Real Estate ETF +	4,101,308
55,784	Vanguard S&P 500 ETF	15,810,859
		71,962,175
	TOTAL EXCHANGE TRADED FUNDS (Cost - $117,643,639)	127,072,213

	SHORT-TERM INVESTMENTS - 8.9%
	MONEY MARKET FUND - 8.9%
12,710,845	STIT - Government & Agency Portfolio, Institutional Class - 0.09% (a)	12,710,845
	TOTAL SHORT-TERM INVESTMENTS (Cost - $12,710,845)	12,710,845

	TOTAL INVESTMENTS - 97.7% (Cost - $130,354,484)	$139,783,058
	OTHER ASSETS AND LIABILITIES - NET - 2.3%	3,285,542
	TOTAL NET ASSETS - 100.0%	$143,068,600

ETF - Exchange Traded Fund

+	All or a portion of this security is on loan. Total loaned securities had a value of $4,053,260 at June 30, 2020. The loaned securities were secured with non-cash collateral of $4,134,573. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot pledge or resell the collateral.

(a)	Variable rate security, the money market rate shown represents the rate at June 30, 2020.

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2020

FUTURES CONTRACTS

				Unrealized
Long Contracts	Description and Termination	Counterparty	Notional Value	Appreciation
60	5 Year US Treasury Note September 2020	Bank of America Merrill Lynch	$7,544,520	$24,168
				$24,168

				Unrealized
Short Contracts	Description and Termination	Counterparty	Notional Value	Depreciation
51	MSCI EAFE Index Mini September 2020	Bank of America Merrill Lynch	$4,534,920	$(55,885)
76	MSCI Emerging Market Index September 2020	Bank of America Merrill Lynch	3,745,660	(65,375)
29	Russell 2000 Index E-Mini September 2020	Bank of America Merrill Lynch	2,084,520	(95,360)
58	S&P 500 Index E-Mini September 2020	Bank of America Merrill Lynch	8,961,580	(189,665)
18	S&P Midcap 400 Index E-Mini September 2020	Bank of America Merrill Lynch	3,202,380	(61,150)
				$(467,435)

	NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS			$(443,267)

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Statement of Assets and Liabilities (Unaudited)
June 30, 2020

Assets:
Investments in securities, at cost	$130,354,484
Investments in securities, at value	$139,783,058
Deposits with Broker	2,506,789
Receivable for securities sold	1,303,726
Unrealized appreciation on futures contracts	24,168
Interest and dividends receivable	81,060
Receivable for Portfolio shares sold	3,007
Total Assets	143,701,808
Liabilities:
Unrealized depreciation on futures contracts	467,435
Accrued distribution (12b-1) fees	53,104
Accrued investment advisory fees	36,774
Payable to related parties and administrative service fees	21,606
Payable for Portfolio shares redeemed	54,289
Total Liabilities	633,208
Net Assets	$143,068,600

Net Assets Consist Of:
Paid in capital	$136,800,841
Accumulated earnings	6,267,759
Net Assets	$143,068,600
Total shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	12,558,063

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$11.39

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Statement of Operations (Unaudited)
For the Six Months Ended June 30, 2020

Investment Income:
Dividend income	$1,139,347
Interest income	58,367
Securities lending income	16,416
Total Investment Income	1,214,130
Expenses:
Investment advisory fees	215,005
Distribution fees (12b-1)	322,507
Related parties and administrative service fees	68,988
Miscellaneous fees and expenses	7,167
Total Expenses	613,667
Net Investment Income	600,463

Realized and Unrealized Loss on Investments and Futures Contracts:
Net realized loss on:
Investments	(3,656,499)
Futures contracts	(2,434,597)
Total net realized loss	(6,091,096)
Net change in unrealized depreciation on:
Investments	(1,353,718)
Futures contracts	(556,885)
Total unrealized depreciation	(1,910,603)
Net Realized and Unrealized Loss on Investments and Futures Contracts:	(8,001,699)

Net Decrease in Net Assets Resulting from Operations	$(7,401,236)

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2020	Year Ended
	(Unaudited)	December 31, 2019
Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$600,463	$2,602,135
Net realized gain (loss) on investments and futures contracts	(6,091,096)	1,882,358
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(1,910,603)	14,468,916
Net increase (decrease) in net assets resulting from operations	(7,401,236)	18,953,409
From Distributions to Shareholders:
Total distributions paid	—	(4,917,088)
Total distributions to shareholders	—	(4,917,088)
From Shares of Beneficial Interest:
Proceeds from shares sold	2,675,058	16,568,361
Reinvestment of distributions	—	4,917,088
Cost of shares redeemed	(4,564,976)	(10,852,635)
Net increase (decrease) in net assets from share transactions of beneficial interest	(1,889,918)	10,632,814
Total Increase (Decrease) In Net Assets	(9,291,154)	24,669,135

Net Assets:
Beginning of period	152,359,754	127,690,619
End of period	$143,068,600	$152,359,754

SHARE ACTIVITY
Shares sold	236,459	1,433,875
Shares reinvested	—	430,568
Shares redeemed	(401,457)	(935,388)
Net increase (decrease) in shares of beneficial interest outstanding	(164,998)	929,055

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Financial Highlights

Selected data based on a share outstanding throughout each period indicated.

	Six Months Ended
	June 30, 2020		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015

Net asset value, beginning of period	$11.98		$10.83	$11.78	$10.70	$10.23	$10.88
Income (loss) from investment operations:
Net investment income (a)(b)	0.05		0.21	0.20	0.16	0.15	0.13
Net realized and unrealized gain (loss) on investments and futures contracts	(0.64)		1.34	(0.95)	1.04	0.40	(0.69)
Total income (loss) from investment operations	(0.59)		1.55	(0.75)	1.20	0.55	(0.56)
Less distributions from:
Net investment income	—		(0.19)	(0.14)	(0.12)	(0.08)	(0.05)
Net realized gain	—		(0.21)	(0.06)	—	—	(0.04)
Total distributions	—		(0.40)	(0.20)	(0.12)	(0.08)	(0.09)
Net asset value, end of period	$11.39		$11.98	$10.83	$11.78	$10.70	$10.23
Total return (c)	(4.92	)% (e)	14.57%	(6.45)%	11.24%	5.36%	(5.20)%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$143,069		$152,360	$127,691	$97,451	$97,451	$67,547
Ratio of expenses to average net assets (d)	0.86	% (f)	0.86%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets (b)(d)	0.84	% (f)	1.84%	1.76%	1.45%	1.45%	1.21%
Portfolio turnover rate	26	% (e)	40%	44%	30%	14%	18%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	Not annualized.

(f)	Annualized.

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited)
June 30, 2020

1.	ORGANIZATION

The TOPS® Managed Risk Flex ETF Portfolio (the “Portfolio”) is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a statutory trust organized on November 2, 2005 under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolio is intended to be a funding vehicle for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies. The assets of the Portfolio are segregated and a shareholder’s interest is limited to the Portfolio in which shares are held. The Portfolio pays its own expenses. The Portfolio seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole. The Portfolio commenced operations on August 27, 2013.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The portfolio may fair value a particular bond if the advisor does not believe that the round lot value provided by the independent pricing service reflects fair value of the Portfolio’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.

Valuation of Fund of Funds – The Portfolio may invest in portfolios of open-end investment companies. Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the boards of directors of the open-end investment companies funds.

The Portfolio may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument.

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2020

Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.

Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2020

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2020 for the Portfolio’s investments measured at fair value:

TOPS® Managed Risk Flex ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$127,072,213	$—	$—	$127,072,213
Short-Term Investments	12,710,845	—	—	12,710,845
Derivatives
Futures Contracts **	24,168	—	—	24,168
Total	$139,807,226	$—	$—	$139,807,226

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts **	$467,435	$—	$—	$467,435

The Portfolio did not hold any Level 3 securities during the period ended June 30, 2020.

*	Refer to the Portfolio of Investments for security classifications.

**	Cumulative appreciation (depreciation) of futures contracts is reported in the above table.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Portfolio.

Federal Income Tax – It is the Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolio’s tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2017 to December 31, 2019, or expected to be taken in the Portfolio’s December 31, 2020 year-end tax return. The Portfolio identified its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Portfolio makes significant investments. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2020

Futures Contracts – The Portfolio is subject to equity price risk in the normal course of pursuing its investment objectives. The Portfolio may purchase or sell futures contracts to hedge against market risk and to reduce return volatility. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio’s basis in the contract. If the Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Portfolio segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

For the six months ended June 30, 2020, the Portfolio had a net unrealized appreciation from futures contracts subject to interest rate risk of $24,168 and an depreciation from futures contracts subject to equity risk of $467,435, respectively, reported in the Statement of Assets and Liabilities. For the six months ended June 30, 2020 the Portfolio had a net realized gain from futures contracts subject to interest rate risk of $375,086 and realized loss from futures contracts subject to equity price risk of $2,809,683 reported in the Statement of Operations. For the six months ended June 30, 2020, the Portfolio had a net change in unrealized appreciation from futures contracts subject to interest rate risk of $52,230 and unrealized depreciation from futures contracts subject to equity price risk of $609,115, respectively.

The notional value of the derivative instruments outstanding as of June 30, 2020 is disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

Exchange Traded Funds – The Portfolio may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Portfolio may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that portfolio. Expenses, which are not readily identifiable to a specific portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss due to these warranties and indemnities to be remote.

Security Loans – The Portfolio has entered into a securities lending arrangement with Bank of New York (the “Borrower”). Under the terms of the agreement, the Portfolio is authorized to loan securities to the Borrower. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned. The cash collateral is invested in short-term instruments as noted in the Portfolio’s Portfolio of Investments. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them.

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2020

Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Portfolio. The Portfolio has the right under the securities lending agreement to recover the securities from the Borrower on demand. If the fair value of the collateral falls below 102% plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the Borrower to bring the collateralization back to 102%. Under the terms of the securities lending agreement, the Portfolio is indemnified for such losses by the security lending agreement. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities using the collateral in the open market.

Gross Amounts Not Offset in the
Statement of Assets & Liabilities *
Net Amounts of
		Gross Amounts	Assets
		Offset in the	Presented in the
	Gross Amounts	Statements of	Statements of	Financial	Pledged
	of Recognized	Assets &	Assets &	Instruments	Collateral	Net Amount of
Assets:	Assets	Liabilities	Liabilities	Pledged	Received	Assets
Description:
Securities Loaned	$4,053,260	$—	$4,053,260	$4,053,260	$—	$—
Total	$4,053,260	$—	$4,053,260	$4,053,260	$—	$—

The fair value of the securities loaned for the Portfolio totaled $4,053,260 at June 30, 2020. The securities loaned are noted in the Portfolios of Investments. At June 30, 2020, the Portfolio received non-cash collateral of $4,134,573. The Portfolio did not hold any cash collateral at June 30, 2020. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the Portfolio at the Portfolio’s custodian, The Portfolio cannot pledge or resell the collateral.

INVESTMENT TRANSACTIONS

For the six months ended June 30, 2020, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and government securities, amounted to $32,712,942 and $35,095,870, respectively.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

ValMark Advisers, Inc. serves as the Portfolio’s investment advisor (the “Advisor”). The Advisor has engaged Milliman Financial Risk Management, LLC as the Portfolio’s sub-advisor (the “Sub-Advisor”). Pursuant to an advisory agreement with the Trust, the Advisor, on behalf of the Portfolio, under the oversight of the Board, directs the daily investment operations of the Portfolio and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Portfolio pays the Advisor a management fee, computed on average daily net assets and accrued daily and paid monthly, at an annual rate of 0.30% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, the Advisor pays the Sub-Advisor a fee, which is computed and accrued daily and paid monthly. For the six months ended June 30, 2020, the Advisor earned $215,005 in advisory fees.

The Board has adopted, on behalf of the Portfolio, a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The fee is calculated at an annual rate of 0.45% of the average daily net assets attributable to the Portfolio’s shares, and is paid to Northern Lights Distributors, LLC (the “Distributor” or “NLD”) to provide compensation for ongoing shareholder servicing and distribution related activities and/or maintenance of the Portfolio’s shareholder accounts, not otherwise required to be provided by the Advisor. For the six months ended June 30, 2020, the Portfolio paid $322,507 in distribution fees under the Plan.

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2020

In addition, certain affiliates of the Distributor provide services to the Portfolio as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to the terms of an administrative servicing agreement with GFS, the Portfolio pays to GFS a monthly fee for all operating expenses of the Portfolio, which is calculated by the Portfolio on its average daily net assets. Operating expenses include but are not limited to Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services, Shareholder Reporting Expenses, Trustees Fees and Custody Fees.

For the six months ended June 30, 2020, the Trustees received fees in the amount of $5,250 on behalf of the Portfolio.

The approved entities may be affiliates of GFS and the Distributor. Certain Officers of the Trust are also Officers of GFS, and are not paid any fees directly by the Portfolio for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from GFS under the administrative servicing agreement.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Portfolio on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from GFS under the administrative servicing agreement.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Portfolio creates presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of June 30, 2020, Minnesota Life Insurance Company held 100% of the voting securities of the Portfolio. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Represents aggregate cost for federal tax purposes for the Portfolio as of June 30, 2020 and differs from market value by net unrealized appreciation/depreciation which consisted of:

	Gross	Gross	Total
	Unrealized	Unrealized	Unrealized
Aggregate Cost	Appreciation	Depreciation	Appreciation
$130,717,587	$10,574,729	$(1,509,258)	$9,065,471

The tax character of the Portfolio’s distribution paid for the years ended December 31, 2019 and December 31, 2018 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2019	December 31, 2018
Ordinary Income	$3,317,858	$1,569,997
Long-Term Capital Gain	1,599,230	692,612
	$4,917,088	$2,262,609

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2020

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$2,607,317	$642,489	$—	$—	$—	$10,419,189	$13,668,995

The difference between book basis and tax basis accumulated net realized losses, and unrealized appreciation/ depreciation from investments is primarily attributable to the tax deferral of losses on wash sales and the mark-to-market treatment of Section 1256 futures contracts.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

TOPS® Managed Risk Flex ETF Portfolio
EXPENSE EXAMPLES (Unaudited)
June 30, 2020

As a shareholder of the TOPS® Managed Risk Flex ETF Portfolio, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2020 through June 30, 2020.

Actual Expenses

The “Actual” columns in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, or other expenses charged by your insurance contract or separate account. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical
(5% return before
			Actual		expenses)

	Portfolio’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio	1-1-20	6-30-20	Period *	6-30-20	Period*
TOPS Managed Risk Flex ETF Portfolio	0.86%	$1,000.00	$950.80	$4.17	$1,020.66	$4.32

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

TOPS® Managed Risk Flex ETF Portfolio
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

The Portfolio has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Portfolio’s liquidity risk, taking into consideration, among other factors, the Portfolio’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal period ended June 30, 2020, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Portfolio’s investments and determined that the Portfolio held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Portfolio’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Portfolio’s liquidity risk management program has been effectively implemented.

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolio uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-572-5945 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Portfolio files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-5945.

INVESTMENT ADVISOR
ValMark Advisers, Inc.
130 Springside Drive
Akron, OH 44333

INVESTMENT SUB-ADVISOR
Milliman Financial Risk Management, LLC
71 S. Wacker Drive, 31st Floor
Chicago, IL 60606

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

Item 2. Code of Ethics. Not Applicable.

Item 3. Audit Committee Financial Expert. Not Applicable.

Item 4. Principal Accountant Fees and Services. Not Applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 9/4/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 9/4/2020

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 9/4/2020